Exhibit 99.1
Luminar Reports Q2’25 Financials
Luminar advances key auto customer milestones in Q2 and pursues growth opportunities in commercial markets
Exits non-core data and insurance businesses to drive cost reductions and operational discipline
Orlando, Fla. — August 12, 2025 — Today, Luminar (NASDAQ: LAZR), a leading global automotive technology company, provided its quarterly business update and financial results for the second quarter of 2025. These results and related commentary were published in a Presentation available on its Investor Relations website at
https://investors.luminartech.com.
“We took decisive steps this quarter to deliver on our customer commitments, advance Halo as the foundation of our future, and sharpen our focus on near-term revenue and profit opportunities beyond automotive in commercial markets,” said Paul Ricci, CEO of Luminar. “We’re also streamlining our business, exiting non-core areas, and focusing intensely on key operational milestones. We believe these actions set the stage for a stronger, leaner Luminar better positioned to deliver sustainable growth and long-term value.”
Key Q2 2025 Financials:
•Revenue: Q2 Revenue was $15.6 million, down 5% compared to Q2’24, and 17% compared to Q1’25, consistent with guidance for revenue to be lower QoQ.
•Gross Loss: Q2 Gross Loss was $(12.4) million on a GAAP basis and $(10.8) million on a non-GAAP basis.
•Net Loss: Q2 GAAP Net Loss was $(30.5) million, or $(0.62) per share; Q2 Non-GAAP Net Loss was $(73.1) million, or $(1.49) per share.
•Operating Expenses: Q2 OpEx was $(27.1) million on a GAAP basis and $47.0 million on a non-GAAP basis.
•Cash & Marketable Securities: Ended Q2’25 with $107.6 million in Cash & Marketable Securities. This excludes our $50 million line of credit that remains undrawn, $180 million remaining under the equity financing program and $165 million of convertible preferred facility as of Q2’25.
Business Milestones:
Luminar outlined the following business milestones for the next several quarters.
•ASIC tape-out for Halo in by end of Q4’25
•High-volume production line live in Thailand by end of Q4’25
•Low-volume Halo prototype line launch by end of Q1’26
•Halo B-sample delivery by end of Q2’26
Financial Outlook:
Luminar is revising elements of its FY 2025 financial guidance to reflect updated expectations of vehicle production ramps in 2H’25 and the winding down of non-core business, including a data contract and the insurance initiative.
•Shipments: Sensor shipment of 20 thousands to 23 thousands for FY’25 (down from 30 thousands to 33 thousands previously)
•Revenue: FY’25 total revenue of $67 million to $74 million due to lower shipment assumption and lower revenue associated with the winding-down of non-core data contract (down from implied range of $82 million to $90 million previously)
•Gross Loss: Non-GAAP Gross Loss in range of $(5) million to $(10) million per quarter through FY’25, on average, though likely towards higher-end of the range due to wind-down of high-margin data contract (unchanged)
•Operating Expenses: Non-GAAP quarterly operating expenses to reach low ~$30 million range by YE’25 (unchanged)
•Cash & Marketable Securities: YE’25 Cash & Marketable Securities of $80 million to $100 million . This excludes the $50 million line of credit that remains undrawn as well as the availability on the equity finance program ($180 million as of Q2’25) and convertible preferred facility ($165 million). This compares to > $100 million from prior outlook, excluding the $50 million line of credit.
•Q3’25: We expect Q3 revenue in the range of $17 million to $19 million
Webcast Details:
•What: Webcast featuring second quarter 2025 financials, business update, and live Q&A
•Date: Today, August 12, 2025
•Time: 5:00 p.m. EDT (2:00 p.m. PDT)
•Location: The webcast will be available live on Luminar’s Investor site at

https://www.luminartech.com/quarterlyreview. A recording will be available following the conclusion of the webcast.
Non-GAAP Financial Measures
This release includes non-GAAP gross loss, non-GAAP net loss, non-GAAP operating expenses, non-GAAP cost of sales and free cash flow, which are non-GAAP financial measures, for the periods presented. These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management believes that these non-GAAP financial measures, when considered together with our financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare our results from period to period and to our forward-looking guidance, and to identify operating trends in our business. However, non-GAAP information is not superior to financial measures calculated in accordance with GAAP, is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. A reconciliation of the most comparable GAAP financial measure to each non-GAAP financial measure appearing in this release is included at the end of this press release.
A reconciliation of non-GAAP gross loss and non-GAAP operating expenses for fiscal 2025 to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because the Company is not able to present the various reconciling cash and non-cash items between each forward-looking non-GAAP measure without unreasonable effort. In particular, stock-based compensation expense is impacted by the Company’s future hiring and retention needs, as well as the future fair market value of its common stock, all of which is difficult to predict and is subject to change. The actual amount of these expenses during the second half of fiscal 2025 will have a significant impact on the Company’s future GAAP financial results.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions, express or implied, that predict or indicate future events or trends or that are not statements of historical matters. The forward-looking statements include statements relating to the outlook for 2025, including revenue outlook for the third quarter and FY 2025, the availability of liquidity resources, sensor shipments, gross loss and operating expense outlook for FY 2025, and expectations regarding the development and commercialization of Luminar Halo. Forward-looking statements are based on expectations and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including that next-generation sensors and software will be developed successfully or will accelerate automaker adoption, that new automaker agreements will develop successfully into product launches, that per unit sensor economics will be improved, and that cost reduction efforts, including efforts to reduce the cost of industrialization, will continue to result in improved operational and financial efficiency. More information on these risks and other potential factors that could affect the Company’s business is included in the Company’s periodic filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s reports on Form 10-K and Form 10-Q, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and subsequent reports filed with the SEC. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.
About Luminar:
Luminar is a global technology company advancing safety, security and autonomy across automotive, commercial, and defense sectors. Its proprietary LiDAR hardware, software, semiconductor and photonics technologies have been developed in-house to meet the demanding performance and scalability requirements of applications spanning passenger vehicles, trucking, logistics, industrial, security, and more. With series production underway and commercial traction across industries, Luminar is uniquely positioned to deliver the next generation of advanced, mission-critical LiDAR and photonics solutions. For more information, please visit www.luminartech.com.

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$48,166	$82,840
Restricted cash	2,740	1,882
Marketable securities	59,465	99,827
Accounts receivable	18,457	14,272
Inventory	18,047	14,908
Prepaid expenses and other current assets	20,453	31,498
Total current assets	167,328	245,227
Property and equipment, net	46,643	52,281
Operating lease right-of-use assets	20,127	31,479
Intangible assets, net	13,493	15,556
Goodwill	3,994	3,994
Other non-current assets	13,902	16,676
Total assets	$265,487	$365,213

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$29,714	$18,972
Accrued and other current liabilities	31,901	31,567
Operating lease liabilities	7,572	10,049
Total current liabilities	69,187	60,588
Debt	429,679	500,516
Operating lease liabilities, non-current	14,406	24,083
Other non-current liabilities	184	815
Total liabilities	513,456	586,002
Series A preferred stock	24,210	—
Stockholders’ deficit:
Class A common stock	5	3
Class B common stock	1	1
Additional paid-in capital	2,257,171	2,204,814
Accumulated other comprehensive loss	(454)	(295)
Treasury stock	(312,477)	(312,477)
Accumulated deficit	(2,216,425)	(2,112,835)
Total stockholders’ deficit	(272,179)	(220,789)
Total liabilities, preferred stock and stockholders’ deficit	$265,487	$365,213

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue:
Products	$11,967	$15,739	$24,939	$31,041
Services	3,667	712	9,581	6,378
Total revenue	15,634	16,451	34,520	37,419
Cost of sales:
Products	24,124	19,969	46,954	44,476
Services	3,937	10,162	8,093	17,078
Total cost of sales	28,061	30,131	55,047	61,554
Gross loss	(12,427)	(13,680)	(20,527)	(24,135)
Operating expenses:
Research and development	39,328	65,850	77,616	133,600
Sales and marketing	5,297	12,140	10,201	26,655
General and administrative	(18,753)	29,790	2,163	62,839
Restructuring costs	1,180	6,262	1,244	6,262
Total operating expenses	27,052	114,042	91,224	229,356
Loss from operations	(39,479)	(127,722)	(111,751)	(253,491)
Other income (expense), net:
Change in fair value of private warrants	—	163	—	985
Interest expense	(12,255)	(2,757)	(24,576)	(5,514)
Interest income	1,269	2,519	3,036	5,949
Gain on extinguishment of debt	15,281	—	22,056	—
Gain (loss) from acquisition of EM4, LLC (“EM4”)	—	—	(48)	1,752
Gain from Sale of Investments	2,908	—	2,908	—
Change in fair value of derivative liability	8,991	—	5,320	—
Losses and impairments related to investments and certain other assets, and other income (expense)	536	(3,376)	(238)	(5,981)
Total other income (expense), net	16,730	(3,451)	8,458	(2,809)
Loss before provision for (benefit from) income taxes	(22,749)	(131,173)	(103,293)	(256,300)
Provision for (benefit from) income taxes	150	(566)	297	21
Net loss	(22,899)	(130,607)	(103,590)	(256,321)
Less: Deemed dividend on Series A preferred stock	7,602	—	7,602	—
Net loss attributable to common stockholders	$(30,501)	$(130,607)	$(111,192)	$(256,321)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.62)	$(4.32)	$(2.44)	$(8.76)
Weighted average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	49,087,995	30,242,540	45,608,362	29,274,792

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(103,590)	$(256,321)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,772	14,458
Amortization of operating lease right-of-use assets	3,446	4,230
Amortization of discount on marketable securities	(983)	(1,278)
Loss on marketable securities	90	1,976
Change in fair value of private warrants	—	(985)
Vendor stock in lieu of cash program	5,694	8,448
Amortization of debt discount and issuance costs	3,848	1,618
Inventory write-offs and write-downs	3,426	17,806
Change in the fair value of derivatives	(5,320)	—
Gain or write-off on sale or disposal of property and equipment	238	—
Share-based compensation, including restructuring costs	(1,277)	83,019
Gain on extinguishment of debt	(22,056)	—
Impairment of investments	—	4,000
Gain (loss) from acquisition of EM4	48	(1,752)
Change in product warranty and other	4,657	(2,758)
Changes in operating assets and liabilities:
Accounts receivable	(4,185)	(4,563)
Inventories	(6,863)	(16,098)
Prepaid expenses and other current assets	11,609	(1,793)
Other non-current assets	17,778	(2,915)
Accounts payable	9,354	(1,877)
Accrued and other current liabilities	(7,069)	916
Other non-current liabilities	(15,571)	(5,067)
Net cash used in operating activities	(97,954)	(158,936)
Cash flows from investing activities:
Purchases of marketable securities	(54,154)	(75,051)
Proceeds from maturities of marketable securities	80,760	112,242
Proceeds from sales/redemptions of marketable securities	14,490	3,737
Purchases of property and equipment	(226)	(1,586)
Acquisition of EM4 (net of cash acquired)	242	(3,831)
Proceeds from disposal of property and equipment	305	—
Net cash provided by investing activities	41,417	35,511
Cash flows from financing activities:
Net proceeds from issuance of Class A common stock under the Equity Financing Program	21,461	35,903
Proceeds from sale of Class A common stock under ESPP	338	800
Proceeds from exercise of stock options	—	407
Payments of employee taxes related to stock-based awards	(196)	(216)
Repurchase of 2026 Convertible Notes	(30,297)	—
Proceeds from issuance of Series A preferred stock, net of issuance costs, discount and commitment fees	31,415	—
Net cash provided by financing activities	22,721	36,894
Net decrease in cash, cash equivalents and restricted cash	(33,816)	(86,531)
Beginning cash, cash equivalents and restricted cash	84,722	140,624
Ending cash, cash equivalents and restricted cash	$50,906	$54,093

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP cost of sales	$28,061	$30,131	$55,047	$61,554
Non-GAAP adjustments:
Stock-based compensation	(1,361)	(298)	(2,652)	(3,693)
Amortization of intangible assets	(165)	(166)	(394)	(332)
Accelerated depreciation related to certain property, plant and equipment items	(143)	(1,295)	(286)	(3,430)
Non-GAAP cost of sales	$26,392	$28,372	$51,715	$54,099
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Gross Loss to Non-GAAP Gross Loss
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP gross loss	$(12,427)	$(13,680)	$(20,527)	$(24,135)
Non-GAAP adjustments:
Stock-based compensation	1,361	298	2,652	3,693
Amortization of intangible assets	165	166	394	332
Accelerated depreciation related to certain property, plant and equipment items	143	1,295	286	3,430
Non-GAAP gross loss	$(10,758)	$(11,921)	$(17,195)	$(16,680)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP operating expenses	$27,052	$114,042	$91,224	$229,356
Non-GAAP adjustments:
Stock-based compensation	22,007	(36,781)	3,870	(77,851)
Impairment of investments	—	(4,000)	—	(4,000)
Restructuring costs	(1,180)	(6,262)	(1,244)	(6,262)
Amortization of intangible assets	(866)	(834)	(1,669)	(1,668)
Transaction costs relating to acquisition activities	—	(1)	—	(232)
Non-GAAP operating expenses	$47,013	$66,164	$92,181	$139,343

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP net loss attributable to common stockholders	$(30,501)	$(130,607)	$(111,192)	$(256,321)
Non-GAAP adjustments:
Stock-based compensation, excluding restructuring	(20,646)	37,079	(1,218)	81,544
Amortization of intangible assets	1,031	1,000	2,063	2,000
Accelerated depreciation related to certain property, plant and equipment	143	1,295	286	3,430
Gain on extinguishment of debt	(15,281)	—	(22,056)	—
Impairment of investments	—	4,000	—	4,000
Restructuring costs, including stock-based compensation	1,180	6,262	1,244	6,262
Gain from acquisition of EM4	—	—	48	(1,752)
Transaction costs relating to acquisition activities	—	1	—	232
Change in the fair value of derivative liabilities	(8,991)	—	(5,320)	—
Change in fair value of private warrants	—	(163)	—	(985)
Non-GAAP net loss attributable to common stockholders	$(73,065)	$(81,133)	$(136,145)	$(161,590)
GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.62)	$(4.32)	$(2.44)	$(8.76)
Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(1.49)	$(2.68)	$(2.99)	$(5.52)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic and diluted	49,087,995	30,242,540	45,608,362	29,274,792
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	49,087,995	30,242,540	45,608,362	29,274,792

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP operating cash flow	$(53,725)	$(77,707)	$(97,954)	$(158,936)
Non-GAAP adjustments:
Capital expenditure:
Purchases of property and equipment	(111)	(302)	(226)	(1,586)
Non-GAAP free cash flow	$(53,836)	$(78,009)	$(98,180)	$(160,522)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Summary of Stock-Based Compensation and Intangibles Amortization
(In thousands)
(Unaudited)

	Three Months Ended June 30,
	2025		2024
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$1,361	$165	$298	$166
Research and development	4,792	600	16,378	599
Sales and marketing	2,109	266	3,557	235
General and administrative	(28,908)	—	16,846	—
Restructuring costs	(11)	—	1,412	—
Total	$(20,657)	$1,031	$38,491	$1,000

	Six Months Ended June 30,
	2025		2024
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$2,652	$394	$3,693	$332
Research and development	11,129	1,199	30,862	1,198
Sales and marketing	3,275	470	8,780	470
General and administrative	(18,274)	—	38,209	—
Restructuring costs	(59)	—	1,412	—
Total	$(1,277)	$2,063	$82,956	$2,000

Contact Information
Investor Relations:
Yarden Amsalem
Investors@luminartech.com

Media Relations:
Milin Mehta
Press@luminartech.com